Exhibit 10.2

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTION VERSION

THIRD AMENDMENT TO OPTION AGREEMENT

This THIRD AMENDMENT TO OPTION AGREEMENT (this “Third Amendment”), dated as of May 22, 2015, is by and among Monsanto Canada, Inc., a Canadian corporation (“Monsanto Canada”), Tekmira Pharmaceuticals Corporation, a British Columbia corporation (“Tekmira”), Protiva Biotherapeutics Inc., a British Columbia corporation (“Protiva”), and Protiva Agricultural Development Company Inc., a British Columbia corporation (the “Company”).

WHEREAS, Monsanto Canada, Tekmira, Protiva and the Company (each a “Party” and collectively, the “Parties”) are parties to that certain Option Agreement, dated as of January 12, 2014 (the “Option Agreement”) pursuant to which Protiva granted to Monsanto Canada an option for Monsanto Canada to acquire all of the outstanding capital stock of the Company from Protiva, and also provided that at the request of Monsanto Canada at the time of giving notice of exercise of that option, Monsanto Canada may instead elect to be assigned the PadCo-Protiva License and Services Agreement, the Protiva License, the Company Owned Intellectual Property and the other Company Licensed  Intellectual Property, if any, in the manner described in the Option Agreement;

WHEREAS, in connection with the signing of the Option Agreement, the Parties attached an exhibit titled “Exhibit A, Research Plan” (the “Original Research Plan”) to the Option Agreement;

WHEREAS, the Parties desire to amend, restate and replace the Original Research Plan as hereinafter set forth with a revised research plan attached hereto as Annex A (the “Amended and Restated Research Plan”);

WHEREAS, the Parties desire to extend the period during which Phase A of the Original Research Plan is to be completed and to adjust the time at which certain payments are to be made under the Option Agreement, in each case, as set forth in this Third Amendment;

WHEREAS, concurrent with the execution of this Third Amendment, the Parties are entering into an amendment of that certain Protiva-Monsanto Services Agreement dated as of January 12, 2014.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and subject to the conditions set forth herein, the Parties agree as follows:

1.                  Amendment and Restatement of Exhibit A. The Amended and Restated Research Plan attached as Annex A to this Third Amendment hereby amends, restates and replaces the Original Research Plan in its entirety.

2.                  Amendment to Section 1.

(a)                Section 1 of the Option Agreement is hereby amended by inserting the following text on the line immediately before the defined term “Board”:

““Amendment Effective Date” means May 22, 2015.”

(b)               Section 1 of the Option Agreement is hereby amended by restating the defined term “Initiation Payment” to read in its entirety as follows:

““Initiation Payment” means the Option Phase A Initiation Payment, the Option Phase A-1 Initiation Payment, the Option Phase A-2 Initiation Payment, the Option Phase B Initiation Payment and the Option Phase C Initiation Payment.”

3.                  Amendment to Section 2(e).

(a)                Section 2(e)(ii) of the Option Agreement is hereby amended by inserting the following text after the final sentence of such Section:

“No later than five (5) Business Days following the Amendment Effective Date, Monsanto Canada shall pay to Protiva [***] (the “Option Phase A-1 Initiation Payment”) by electronic wire as arranged with Protiva to continue Phase A of the Research Program. No later than five (5) Business Days following [***] Monsanto Canada shall pay to Protiva [***] (the “Option Phase A-2 Initiation Payment”) by electronic wire as arranged with Protiva to continue Phase A of the Research Program. The Parties hereby agree that the Research Plan, as amended as of the Amendment Effective Date, provides (i) an option for Monsanto Canada to extend the date by which Phase A was to have been completed (originally, [***]) by up to an additional [***] from the Amendment Effective Date (the “Phase A Extension Election Period”), and (ii) if Monsanto Canada so elects, an extension of an additional [***] commencing from the end of the Phase A Extension Election Period in which to complete Phase A (the “Phase A Extension Period”).”

(b)               Section 2(e)(iii) of the Option Agreement is hereby amended by inserting the following text after the final sentence of such Section:

“The Parties agree that the Research Plan, as amended as of the Amendment Effective Date, provides for an extension of the date by which Phase A is to be completed and as a result also provides for a corresponding adjustment for the date by which Phase B is to be completed.”

(c)                Section 2(e)(iv) of the Option Agreement is hereby amended by inserting the following text after the final sentence of such Section:

“The Parties agree that the Research Plan, as amended as of the Amendment Effective Date, provides for an extension of the date by which Phase A is to be completed and as a result also provides for a corresponding adjustment for the date by which Phase C is to be completed.”

4.                  Amendment to Section 3(b).

(a)                Section 3(b)(v) of the Option Agreement is hereby amended by restating such Section to read in its entirety as follows:

“Monsanto Canada shall pay to Protiva, within thirty (30) days after receipt of a Milestone Achievement Notice with respect to the Option Plant Milestone A, [***] (the “Option Plant Milestone A Payment”) by electronic wire as arranged with Protiva; provided, that upon the payment of the Option Phase A-1 Initiation Payment, the Option Plant Milestone A Payment shall be reduced to [***].”

(b)               Section 3(b)(vi) of the Option Agreement is hereby amended by restating such Section to read in its entirety as follows:

“Monsanto Canada shall pay to Protiva, within thirty (30) days after receipt of a Milestone Achievement Notice with respect to the Option Insect Milestone A, [***] (the “Option Insect Milestone A Payment”) by electronic wire as arranged with Protiva; provided, that upon the payment of the Option Phase A-1 Initiation Payment, the Option Insect Milestone A Payment shall be reduced to [***].”

5.                  Miscellaneous

(a)                Definitions. For all purposes of this Third Amendment, all capitalized terms not otherwise defined herein shall have the meanings given to them in the Option Agreement.

(b)               No Other Amendments. Except as set forth in this Third Amendment, the Option Agreement, as modified by this Third Amendment, remains in full force and effect.

(c)                Interpretation. When a reference is made in this Third Amendment to an Exhibit or Section, such reference shall be to an Exhibit attached to or a Section included in the Option Agreement unless otherwise indicated. The headings contained in this Third Amendment are for reference purposes only and shall not affect in any way the meaning or interpretation of this Third Amendment.

(d)               Counterparts. This Third Amendment may be executed in one or more counterparts, all of which shall be considered one and the same agreement, and shall become effective when one or more such counterparts have been signed by each of the Parties and delivered to the other Parties. Delivery of an executed counterpart of this Third Amendment by facsimile or other electronic image scan transmission shall be effective as delivery of an original counterpart hereof.

(e)                Severability. If any one or more of the provisions contained in this Third Amendment or the application of any such provision to any person or circumstance is held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby, unless the absence of the invalidated provision(s) adversely affects the substantive rights of the Parties. The Parties will in such an instance use their reasonable best efforts to replace the invalid, illegal or unenforceable provision(s) with valid, legal and enforceable provision(s) which, insofar as practical, implement the purposes of this Third Amendment.

(f)                Amendments and Waivers. Except as otherwise set forth in this Third Amendment, this Third Amendment may not be modified, amended or rescinded, in whole or part, except by a written instrument signed by the Parties. No delay or omission by any Party hereto in exercising any right or power occurring upon any noncompliance or default by any other Party with respect to any of the terms of this Third Amendment will impair any such right or power or be construed to be a waiver thereof. A waiver by any of the Parties of any of the covenants, conditions or agreements to be performed by the other will not be construed to be a waiver of any succeeding breach thereof or of any other covenant, condition or agreement herein contained.

(g)               Applicable Law; Jurisdiction. This Third Amendment shall be governed and interpreted in accordance with the substantive laws of the State of New York, excluding its conflicts of laws principles. In the event any action shall be brought to enforce or interpret the terms of this Third Amendment, the Parties agree that such action will be brought in the State or Federal courts located in New York, New York. Each of the Parties hereby irrevocably submits with regard to any action or proceeding for itself and in respect to its property, generally and unconditionally, to the nonexclusive jurisdiction of the aforesaid courts. Each of the Parties hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Third Amendment, (a) any claim that it is not personally subject to the jurisdiction of the above-named courts for any reason other than the failure to lawfully serve process, (b) that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise), and (c) to the fullest extent permitted by Applicable Law, that (i) the suit, action or proceeding in any such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper, and (iii) this Third Amendment, or the subject matter hereof, may not be enforced in or by such courts.

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IN WITNESS WHEREOF, the Parties have caused this Third Amendment to be duly executed under seal as of the date first above written.

PROTIVA BIOTHERAPEUTICS INC. By: Name: Title: Address:	PROTIVA AGRICULTURAL DEVELOPMENT COMPANY, INC. By: Name: Title: Address:
TEKMIRA PHARMACEUTICALS CORPORATION By: Name: Title: Address:	MONSANTO CANADA, INC. By: Name: Robert M. McCarroll, Ph. D. Title: Authorized Signatory Address:

[Signature Page to Third Amendment to Option Agreement]

ANNEX A

AMENDED AND RESTATED RESEARCH PLAN

(See Attached)

EXHIBIT A

Amended and Restated Research Plan

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